Exhibit 99.2

 February 26, 2026  EMP-01 (R-MDMA)Phase 2a Top Line Results in Social Anxiety Disorder (SAD)

 The following disclaimer applies to this Presentation. For the purposes of this disclaimer, “Presentation” means this document, its contents or any part of it, any oral presentation, any question or answer session and any written or oral material discussed or distributed during the Presentation meeting. The purpose of this Presentation is to provide an overview of AtaiBeckley (the “Company”).   Forward-Looking Statements  This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. 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Forward-looking statements include express or implied statements relating to, among other things: our business strategy and plans; our runway; the potential, success and timing of development and progress of trials and related milestones of our product candidates set forth in the Presentation; expectations regarding our intellectual property portfolio, including our newly granted patent and plans for expansion of our patent portfolio; and the plans and objectives of management for future operations, research and development and capital expenditures; progress and results of our EMP-01 trials; the timing of further data on EMP-01, the therapeutic potential of EMP-01; and the potential benefits of EMP-01 for patients with SAD. Additionally, topline results AtaiBeckley reports is based on preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the clinical trial and such topline data may not accurately reflect the complete results of a clinical trial.  Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, the important factors described in the section titled “Risk Factors” in Atai Beckley N.V.'s most recent Annual Report on Form 10-K or Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in AtaiBeckley’s other filings with the SEC. 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AtaiBeckley

Social anxiety disorder (SAD) is one of the most common psychiatric disorders, affecting an estimated ~32M adults in the US[1]

12% Lifetime prevalence in the US[2]
(affects 5-6x more people than TRD)

0 Novel molecules for SAD in 20+ years



64%
untreated
36%
treated[3]

30-40% Achieve remission with medication[4]

60-70% Remain symptomatic despite treatment[4]

Less than half of patients receive any type of treatment for SAD, with limited relief as current treatments provide only moderate efficacy and slow-onset improvement with most patients failing to achieve full remission

Sources: 1. NIMH, "Social Anxiety Disorder." (2025). *Total US population is estimated ~347 MM and total US adult population is estimated ~260 MM (75% of total). 2. Harvard Medical School, National Comorbidity Survey (2007). 3. Canton et al., *Optimal treatment of social phobia: systemic review and meta-analysis*. (2012). 4. Keller, *Social anxiety disorder clinical course and outcome: review of Harvard/Brown Anxiety Research Project (HARP) findings*. (2006). Abbreviations: SAD = Social Anxiety Disorder; TRD = Treatment-Resistant Depression

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AtaiBeckley

Exploratory Phase 2a, randomized, placebo-controlled study assessing safety, tolerability, and efficacy of 2 doses of EMP-01 in 70 adults with SAD

EMP-01 Phase 2a Study Design



Dose 1
Dose 2
Primary Endpoint
Total N = 70 patients
R
Randomized 1:1
EMP-01 225mg
EMP-01 225mg
Placebo
Placebo
Day 0
Day 1
Day 29
Day 43

Study Endpoints

Study Design

- Phase 2a, randomized, double-blind, placebo-controlled study
- Adult participants diagnosed with Social Anxiety Disorder (SAD)
- Liebowitz Social Anxiety Scale (LSAS) total score ≥70 at screening

Primary Endpoint:

- Safety and tolerability (baseline to Day 43)

Secondary Endpoint:

- Change in LSAS total score (baseline to Day 43)

Exploratory Endpoints:

- Subjective drug effects scales
- Change from baseline in clinician and patient rated anxiety, depression, and health status scales and proportion of treatment responders
- PK of EMP-01 and its metabolites

Abbreviations: LSAS = Liebowitz Social Anxiety Scale; PBO = Placebo; PK = Pharmacokinetics; SAD = Social Anxiety Disorder

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 Baseline characteristics were well balanced across armsPopulation: ITT  5  Source: Table 14.1.1.6 Demographics and Baseline Characteristics (Intent-to-Treat Population). Abbreviations: BMI=Body Mass Index; CGI-S = Clinical Global Impression-Severity; LSAS = Liebowitz Social Anxiety Scale; SD = Standard Deviation; SNRI = Serotonin-Norepinephrine Reuptake Inhibitor; SSRI = Selective Serotonin Reuptake Inhibitor; IIT: Intent to treat population  Characteristic  Placebo (N=36)  EMP-01 225mg (N=35)  Overall (N=71)  Age mean (SD)  33.7 (9.1)  34.0 (11.2)  33.9 (10.1)  Age range  20-54  20-59  20-59  Sex   Female n (%)  16 (44.4)  18 (51.4)  34 (47.9)  Male n (%)  20 (55.6)  17 (48.6)  37 (52.1)  Ethnicity  Hispanic or Latino n (%)  2 (5.6)  0  2 (2.8)  Not Hispanic or Latino n (%)  34 (94.4)  34 (97.1)  68 (95.8)   Not Reported n (%)  0  1 (2.9)  1 (1.4)  BMI Mean (SD)  25.3 (3.6)  26.3 (3.5)  25.8 (3.5)  Baseline LSAS Total Score (0-144) Mean (SD)  108.3 (16.72)  108.4 (16.71)  108.4 (16.60)  Baseline LSAS range  77-139  72-134  72-139  Prior medications total n (%)  16 (44.4)  13 (37.1)  29 (40.8)  SSRI n (%)  13 (36.1)  8 (22.9)  21 (29.6)  SNRI n (%)  2 (5.6)  1 (2.9)  3 (4.2)  Beta Blockers n (%)  6 (16.7)  7 (20.0)  13 (18.3)

AtaiBeckley

Generally favorable and manageable safety and tolerability profile

Characteristic	Placebo (N=35)	EMP-01 225mg (N=35)	Overall (N=70)
Any TEAE n (%)	27 (77.1)	35 (100.0)	62 (88.6)
Any Serious TEAE n (%)	**0**	**0**	**0**
Any **Drug-Related TEAE** n (%)	17 (48.6)	35 (100.0)	52 (74.3)
Maximum Severity			
Mild	23 (65.7)	14 (40.0)	37 (52.9)
Moderate	4 (11.4)	21 (60.0)	25 (35.7)
Severe	**0**	**0**	**0**
Related TEAEs Leading to Discontinuation			
≥1 related-TEAE leading to treatment discontinuation	0	3 (9%)**	3
≥1 related-TEAE leading to study discontinuation	**0**	**0**	**0**

Takeaways

- Well-tolerated safety profile
- No severe or serious TEAEs
- All TEAEs were mild to moderate
- No suicidal intent or behavior reported during the study
- Low mean CEQ scores confirm that participants did not report meaningfully challenging or unpleasant subjective experiences

Source: 14.3.1.1 Summary of All TEAEs with Risk Differences (Safety Population), Source: Table 14.3.1.7 Incidence of TEAEs by Maximum Severity, System Organ Class and Preferred Term (Safety Population). [1] TEAEs are defined as adverse events that occurred following the first administration of study medication. If a participant has multiple occurrences of a TEAE, the participant is presented only once in the Participant count (n) column for a given Preferred Term. ** N=3: n=2 Elevated blood pressure, n=1 Suicidal ideation. Abbreviations: TEAE = Treatment-Emergent Adverse Event; AESI = Adverse Event of Special Interest; CEQ = Challenging Experience and Questionnaire

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AtaiBeckley

Drug-related TEAEs were in line with expected psychedelic profile

Drug-related TEAEs excluding AESIs (>15%), n (%)	Placebo (N=35)	EMP-01 225mg (N=35)
Nausea	1 (2.9)	21 (60.0)
Headache	8 (22.9)	17 (48.6)
Fatigue	4 (11.4)	15 (42.9)
Dizziness	1 (2.9)	13 (37.1)
Decreased Appetite	0	10 (28.6)
Palpitations	0	9 (25.7)
Vomiting	0	8 (22.9)
Paraesthesia	0	8 (22.9)
Hyperhidrosis	0	7 (20.0)
Bruxism	0	6 (17.1)
Vision Blurred	0	6 (17.1)

AESIs reflected expected psychedelic-related experiences, were transient, and all mild/moderate

Common psychedelic drug-related AESIs (>15%):

- Feeling of relaxation
- Sensory disturbance
- Hallucination, visual
- Illusion
- Euphoric mood
- Anxiety
- Somnolence
- Disinhibition

Source: Safety: Table 2. Incidence of Common (≥15%) Non-Serious TEAEs by System Organ Class and Preferred Term (Population: Safety), Source: Safety: 14.3.1.8 Incidence of TEAEs by Strongest Relationship, System Organ Class and Preferred Term (Population: Safety). [1] TEAEs are defined as adverse events that occurred following the first administration of study medication. If a participant has multiple occurrences of a TEAE, the participant is presented only once in the Participant count (n) column for a given Preferred Term. Common = ≥10% incidence. Drug-related=probable and/related. Abbreviations: TEAE = Treatment-Emergent Adverse Event; AESI = Adverse Event of Special Interest

7

 8  Unique opportunity for EMP-01 to support mindset shift to engage in disease modifying treatment  Repeat exposure leading to behavior change1  Treatment is difficult for SAD patients to engage with as it requires repeat exposure to social situations  SAD patient  Source: 1. Hofmann SG, Otto MW. Cognitive Behavioral Therapy for Social Anxiety Disorder: Evidence-Based and Disorder Specific Treatment Techniques. New York, Routledge (2017). Abbreviations: SAD = Social Anxiety Disorder

AtaiBeckley

Efficacy: EMP-01 showed clinically meaningful improvement across the LSAS

Population: mITT (n=70)

MMRM (Baseline to Day 43)	Placebo (N=35)	EMP-01 225mg (N=35)
LS Mean (Standard Error)	-16.67 (4.54)	-28.53 (4.64)
95% CI	-25.7, -7.6	-37.8, -19.3
LS Mean Treatment Difference (LSMD)		**-11.85**
p-value (one-tailed)		**0.036**
Standardized Effect Size		**-0.45**

Source: Efficacy: 14.2.1.2 Mixed Model for Repeated Measures (MMRM) of Liebowitz Social Anxiety Scale Total Score Change from Baseline to Day 43 with Standardized Effect Sizes. (Population: mITT n=70). Abbreviations: LS = Least Square; LSAS = Liebowitz Social Anxiety Scale; LSMD = Least Squares Mean Difference; mITT = Modified Intent-to-Treat; MMRM = Mixed Models for Repeated Measures; SAD = Social Anxiety Disorder

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 10  Source: Table 14.2.1.1 Summary and Change from Baseline to Day 29 and Day 43 of Liebowitz Social Anxiety Scale Total and Subscale Scores (Modified Intent-to-Treat Population). Abbreviations: LSAS = Liebowitz Social Anxiety Scale; SAD = Social Anxiety Disorder; SD = Standard Deviation  LSAS Sub-Scale Scores Mean (SD) %  Placebo (N=35)  EMP-01 225mg (N=35)  Change From Baseline To Day 43  Fear Total  -8.1 (11.87)  -15.45%   -13.7 (13.63)   -25.39%  Avoidance Total   -8.5 (12.04)   -17.1%  -15.1 (14.91)   -28.6%  Fear Social Interactions  3.8 (5.28)  -15.8%   -7.0 (6.97)  -26.9%  Avoidance Social Interactions  -4.6 (5.65)  -18.32%   -8.14 (7.23)  -31.85%  Fear Performance  -4.3 (6.85)  -15.1%   -6.69 (7.12)  -23.6%  Avoidance Performance  -3.9 (6.75)  -15.7%  -7.0 (8.18)  -24.9%  Meaningful improvements observed across both fear and avoidance domains

 11  1. One patient in the placebo arm had a missing value at Day 43 on the CGI-I Responder Assessment. Abbreviations: CGI-I = Clinical Global Impression-Improvement; CI = Confidence Interval; LSAS = Liebowitz Social Anxiety Scale  CGI-I Responder  Placebo (N=351)  EMP-01 225mg (N=35)   Yes n (%)  5 (14.7)  17 (48.6)   No n (%)  29 (85.3)  18 (51.4)   Risk Difference    (95% CI)  33.87%   (13.47, 54.26)  Number Needed to   Treat (95% CI)  2.95  (1.84, 7.42)  Treatment Response (CGI-I = 1 or 2)   CGI‑I responder analysis supported LSAS findings  CGI Responders (Score ≤ 2) at Day 43  5(14.7%)  Placebo(N=35)  17(48.6%)  EMP-01(N=35)

AtaiBeckley

EMP-01-201: Clinical activity benchmarking vs. approved SAD therapies

Drug / Trial	Baseline LSAS	LSAS LS Mean Difference vs. Placebo	CGI-I Responders (RR)	Effect Size (Hedges' g)	NNT
EMP-01	**108.4** **N=71**	**-11.85** **(CI: -24.8, 1.1)**	**RR: 3.31**	**0.45**	**2.95**
SSRIs for SAD	74-96 24 studies[1]	-10.14[1]	RR: 1.65[1]	0.39[2]	3.7[3]
SNRIs for SAD	86-89 4 studies[1]	-11.91[1]	RR: 1.30[1]	0.45[2]	4.6[4]
Psychotherapy/ CBT				0.48[5]	3.8[6]

*FOR ILLUSTRATIVE PURPOSES ONLY - no head-to-head study has been conducted comparing EMP-01 against any other candidates or products, and differences exist between study designs, patient populations and other factors. Caution should be exercised when comparing results across unrelated studies or trials.

Sources: 1. Williams et al., *Pharmacotherapy for social anxiety disorder (SAnD) (Review)*. (2017). 2. Davis et al., *Update on the efficacy of pharmacotherapy for social anxiety disorder: a meta-analysis*. (2014). 3. van der Linden et al., *The efficacy of the selective serotonin reuptake inhibitors for social anxiety disorder (social phobia): A meta-analysis of randomized controlled trials*. (2000). 4. Liebowitz, M. et al. (2007). Efficacy of venlafaxine XR and placebo in social anxiety disorder: Effects of gender and physical symptoms. 5. Carpenter et al., *Cognitive behavioral therapy for anxiety and related disorders: A meta-analysis of randomized placebo-controlled trials*. (2018). 6. de Ponti et al., *The efficacy of psychotherapy for social anxiety disorder, a systematic review and meta-analysis*. (2024). Abbreviations: CBT = Cognitive Behavioral Therapy; CGI-I = Clinical Global Impression-Improvement; CI = Confidence Interval; LS = Least Square; LSAS = Liebowitz Social Anxiety Scale; NNT = Number Needed to Treat; SAD = Social Anxiety Disorder; RR = Relative Risk

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AtaiBeckley

Subjective-effect profile reflects the unique pharmacology of the R-enantiomer of MDMA

5D-ASC Raing Scale Total and Subscale Score (0-100)
Day 1 and Day 29 Observed Score Mean[1]



60
50
40
30
20
10
0
Oceanic Boundlessness
Anxious Ego Dissolution
Visionary Destructuralization
Auditory Alterations
Reduction of Vigilance
5D-ASC Total Score
EMP-01 225mg
Placebo

5D-ASC Comparison*: EMP-01[1] / Psilocybin[2] / Racemic MDMA[3]



60
50
40
30
20
10
0
Oceanic Boundlessness
Anxious Ego Dissolution
Visionary Destructuralization
Auditory Alterations
Reduction of Vigilance
Psilocybin 25mg
EMP-01 225mg
MDMA 125mg

*FOR ILLUSTRATIVE PURPOSES ONLY - no head-to-head study has been conducted comparing EMP-01 against any other candidates or products, and differences exist between study designs, patient populations and other factors. Caution should be exercised when comparing results across unrelated studies or trials.

EMP-01 produced a robust psychedelic experience, with a distinct profile that differs from racemic MDMA, and its subjective effects fully resolved on average in <6 hours

1. Presented data from EMP-01 225mg (n=35) and placebo (n=35) from Ph2a study. 2. Goodwin, G. M. et al. (2025). *The role of the psychedelic experience in psilocybin treatment for treatment-resistant depression.* (2025). 3. Schmid Y. et al. (2020) *Acute subjective effects in LSD- and MDMA-assisted psychotherapy.*
Abbreviations: 5D-ASC = 5-Dimensional Altered State of Consciousness.

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AtaiBeckley

EMP-01: Strong feasibility, favorable safety profile, and encouraging early signals of efficacy

FEASIBILITY & EXECUTION

- An **exploratory Phase 2a study** demonstrated **feasibility, generally well tolerated safety profile, and patient acceptability**
- Successfully evaluated EMP-01 in **70 adults** with marked–severe SAD across 7 UK sites in 7 months
- Strong **adherence and retention** through the primary endpoint

SAFETY & TOLERABILITY

- Generally **well-tolerated** with favorable and manageable safety profile; **comparable to racemic MDMA**
- **No SAEs, no severe TEAEs**, no suicidal intent or behaviors
- 225mg of EMP-01 was **robustly psychedelic**
- **Subjective effects** fully resolved on average <6 hours

EFFICACY

- Placebo-adjusted **improvement in LSAS at Day 43** (LSMD −11.85; g = 0.45, p-value = 0.036, one-tailed)
- Observed marked **improvement in clinician-rated global response** (CGI-I Responder: EMP-01: 49% vs PBO: 15%); lower NNT vs SoC
- **Improved Fear and Avoidance** on LSAS subdomains after two doses over six weeks, including social-avoidance behaviors, without psychotherapy

*No head-to-head study has been conducted comparing EMP-01 against any other candidates or products, and differences exist between study designs, patient populations and other factors. Caution should be exercised when comparing results across unrelated studies or trials.

Abbreviations: CGI-I = Clinical Global Impression – Improvement; LSAS = Liebowitz Social Anxiety Scale; LSMD = Least Squares Mean Difference; PBO = Placebo; SAD = Social Anxiety Disorder; SAE = Serious Adverse Event; TEAE = Treatment-Emergent Adverse Event

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Thank You